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                                                                    EXHIBIT 10.3

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                              MUZAK HOLDINGS LLC
                                      and
                         MUZAK HOLDINGS FINANCE CORP.,
                                  as Issuers,

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                                      and


                STATE STREET BANK AND TRUST COMPANY, as Trustee


                                   INDENTURE

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                          Dated as of March 18, 1999

             $75,000,000 aggregate principal amount at maturity of

                      13% Senior Discount Notes due 2010